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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A
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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                             SECURITIES EXCHANGE ACT

                          BIOMIMETIC THERAPEUTICS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                    62-1786244
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    (State or other jurisdiction             (IRS Employer Identification No.)
         of incorporation)

        389-A NICHOL MILL LANE,
          FRANKLIN, TENNESSEE                               37067
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(Address of principal executive offices)                  (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to: General
Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to: General
Instruction A.(d), please check the following box. [X]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-131718

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

    TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
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           N/A
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                  COMMON STOCK
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                                (Title of Class)
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                                   Page 1 of 3

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the common stock, par value $0.001 per share (the
         "Common Stock"), of BioMimetic Therapeutics, Inc. (the "Company") as
         included under the caption "Description of Capital Stock" in the
         Prospectus forming a part of the Registration Statement on Form S-1, as originally filed with the Securities and Exchange Commission (the
         "Commission") on February 10, 2006 (Registration No. 333-131718),
         including exhibits, and as may be subsequently amended from time to time (the "Registration Statement"), is hereby incorporated by reference. In addition, all of the above-referenced descriptions included in any Prospectus relating to the Registration Statement filed with the Commission pursuant to Rule 424(b) under the Securities Act of
         1933, as amended, shall be deemed to be incorporated by reference herein. Capitalized terms used herein and not otherwise defined having the meanings assigned to them in the Registration Statement.

ITEM 2.  EXHIBITS.

            NUMBER                        DESCRIPTION
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              1.               Form of Restated Certificate of Incorporation of
                               Company, incorporated by reference to Exhibit 3.1
                               of the Registration Statement.

              2.               Form of Amended and Restated By-Laws of the
                               Company, incorporated by reference to Exhibit 3.2
                               of the Registration Statement.

              3.               Form of certificate representing the shares of
                               Common Stock, incorporated by reference to
                               Exhibit 4.1 of the Registration Statement.

                                   Page 2 of 3

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 26, 2006                     BioMimetic Therapeutics, Inc.
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                                                  (Registrant)

                                   By: /s/Samuel E. Lynch
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                                   Name:  Samuel E. Lynch, D.M.D., D.M.Sc.
                                   Title: Chief Executive Officer

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